SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 1, 1997




                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-19635


           Delaware                                      33-0326866
(State or other jurisdiction of             (IRS Employer Identification Number)
incorporation or organization)



                 3550 General Atomics Court, San Diego, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (619) 455-2700
              (Registrant's telephone number, including area code)

                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS


Item 5.  Other Event

Item 7.  Exhibit

Signature

ITEM 5.  Other Event

     By letter dated May 1, 1997, an Associate General Counsel of The Nasdaq Stock Market, Inc. informed the Company that the Nasdaq Hearing and Review Committee has withdrawn its call for review of the decision of the Nasdaq Listing Qualifications Panel described in the Form 8-K dated April 15, 1997. The Company is however still subject to the terms of the Revised Exception of the Panel described in the Form 8-K dated April 15, 1997.

     On May 6, 1997,  the Company  issued the press release  attached  hereto as
Exhibit 99.1.

     The Company's Nasdaq symbol has changed from GNTCD back to GNTAC.

ITEM 7.  Exhibit

     99.1  Press Release dated May 6, 1997.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   GENTA INCORPORATED



Date:  May 6, 1997                                /s/Michael S. Weiss
                                                  -------------------
                                                  Michael S. Weiss
                                                  Interim Chairman of the Board